                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-02281

                      THE HARTFORD INCOME SHARES FUND, INC.
               (Exact name of registrant as specified in charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

                          Edward P. Macdonald, Esquire
                                  Life Law Unit
                   The Hartford Financial Services Group, Inc.
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code: (860) 843-9934 Date of fiscal year end: July 31, 2005

Date of reporting period: August 1, 2004 - July 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                   [PICTURE]


                                                                   JULY 31, 2005


     THE HARTFORD
     INCOME SHARES FUND, INC.
               ------------------------------

               ANNUAL REPORT








                                                             [THE HARTFORD LOGO]
                                                                    MUTUAL FUNDS

THE HARTFORD INCOME SHARES FUND, INC. ANNUAL REPORT
 CONTENTS
 MANAGER DISCUSSION                                                           1
 SCHEDULE OF INVESTMENTS                                                      2
 STATEMENT OF ASSETS AND
  LIABILITIES                                                                 6
 STATEMENT OF OPERATIONS                                                      6
 STATEMENTS OF CHANGES IN NET
  ASSETS                                                                      7
 NOTES TO FINANCIAL STATEMENTS                                                8
 FINANCIAL HIGHLIGHTS                                                        11
 REPORT OF INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM                                                     12
 DIRECTORS AND OFFICERS                                                      13
 SHAREHOLDER MEETING RESULTS                                                 15
 IMPORTANT TAX INFORMATION                                                   15
 PRIVACY POLICY                                                              16

- TOLL-FREE PERSONAL ASSISTANCE



  -Customer Service
  -(888) 843-7824
  - 7:00 a.m. to 6:00 p.m. CT,
   Monday through Thursday
   8:15 a.m. to 5:00 p.m. CT, Friday

- TOLL-FREE INFORMATION LINE



  - For daily account balances, transaction activity or net asset value information

  -(888) 843-7824 x14344
  -24 hours a day

HOW TO USE THIS REPORT

For a quick overview of the fund's performance during the past twelve months, refer to the Highlights box below. The letter from the portfolio manager provides a more detailed analysis of the fund and financial markets.

The charts alongside the letter are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the fund invests, and the pie chart shows a breakdown of the fund's assets by sector. Additional information concerning fund performance and policies can be found in the Notes to Financial Statements.

This report is just one of several tools you can use to learn more about your investment in The Hartford Income Shares Fund, Inc. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

 HIGHLIGHTS

                                                           THE HARTFORD
                                                        INCOME SHARES FUND,
                                                               INC.
                                                        -------------------
  JULY 31, 2005
  TOTAL NET ASSETS (000'S OMITTED)...................        $106,034
  MARKET PRICE PER SHARE.............................        $   7.88
  SHARES OUTSTANDING (000'S OMITTED).................          12,989
  FOR THE YEAR ENDED JULY 31, 2005:
  NET ASSET VALUE PER SHARE:
    Beginning of year................................        $   7.93
    End of year......................................        $   8.16
  DISTRIBUTIONS FROM NET INVESTMENT INCOME:
    Total dividends paid (000's Omitted).............        $  7,178
    Dividends per share..............................        $   0.55

CERTIFICATIONS

In January 2005, the fund's principal executive officer submitted his annual certification as to compliance with the New York Stock Exchange (NYSE) Corporate Governance Listing Standards pursuant to Section 303A.12(a) of the NYSE Listed Company Manual. The fund's principal executive and principal financial officer certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 are filed with the fund's Form N-CSR filings and are available on the SEC's Web site at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and a record of how the fund voted any proxies for the twelve month period ended June 30, 2005, is available
(1) without charge, upon request, by calling 1-888-843-7824 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q will be available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE HARTFORD INCOME SHARES FUND, INC.
(Subadvised by Hartford Investment Management Company)

Portfolio Manager
Mark Niland

PORTFOLIO COMPOSITION BY SECTOR AS
OF 7/31/2005

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds - Investment Grade                                               70.5
Corporate Bonds - Non-Investment Grade                                           25.7
Cash Equivalents/Receivables                                                      2.0
U.S. Government Agencies                                                          0.6
Common Stock                                                                      0.7
Asset Backed and Commercial Mortgage                                              0.5


TOP 10 HOLDINGS AS OF 7/31/2005

                                                                      Percent of
Bonds                                                                 Net Assets
--------------------------------------------------------------------------------
 1. General Motors Acceptance Corp.
    (8.00%) 2031                                                            5.2%
 2. Ford Motor Co. (6.375%) 2029                                            4.5%
 3. Farmers Exchange Capital (7.20%) 2048                                   3.0%
 4. American Airlines, Inc. (7.86%) 2011                                    2.5%
 5. Time Warner Entertainment Co. L.P.
    (8.375%) 2033                                                           2.2%
 6. AT&T Corp. (9.75%) 2031                                                 2.1%
 7. Union Carbide Corp. (7.75%) 2096                                        2.0%
 8. AT&T Wireless Services, Inc.
    (8.75%) 2031                                                            2.0%
 9. News America Holdings, Inc.
    (8.875%) 2023                                                           1.8%
10. Tele-Communications, Inc. (9.80%) 2012                                  1.8%

WHAT DID THE MARKETS DO AND HOW DID THE FUND PERFORM?


The financial markets performed strongly over the 12-month period ended July 31, 2005. The S&P 500 Index, a common proxy for domestic equities, gained 14.05% and the Lehman Aggregate Bond Index, a benchmark for domestic investment grade bonds, gained 4.79%. Returning 10.46% at NAV and 15.42% at market price, The Hartford Income Shares Fund, Inc. (the fund) doubled the performance of its bond benchmark.

WHY DID THE FUND PERFORM THIS WAY?


During the last half of 2004 and the first half of the fund's fiscal reporting period, the markets rallied as the U.S. economy showed increasing growth. These conditions were beneficial for the fund's objectives. Given the fund's yield and dividend payout orientation, its allocations to high yield and long investment grade corporate bonds are quite substantial. As a result, the fund tends to lag in periods where credit risk underperforms on an excess return basis (particularly relative to funds that have significant Treasury and Mortgage Backed Securities (MBS) exposure). Conversely, the fund tends to look much better on a peer relative basis in credit rallies. Therefore, when credit spreads narrowed and Moody's Investors Service, Inc.'s default rates and downgrade-to-upgrade ratios declined below historical averages, the fund's allocations to lower rated securities helped the fund to outperform its investment grade benchmark by a substantial margin.

During the first quarter of 2005, the economic expansion continued at a strong pace, as indicated by increases in consumer spending and business investment. However, due to historically high energy prices and rising commodity costs, there was concern that the economy may be losing some of its momentum. As part of its plan to restrain inflation, the Federal Reserve (Fed) raised its target Federal Funds rate twice in the first quarter. The combination of rising short-term rates and high demand from overseas and pension funds for long-term issues led to a flattening of the yield curve. The first quarter was challenging for most fixed income market sectors. Both the fund and the Lehman Aggregate Bond Index declined in the first quarter. During the second quarter of 2005, the financial markets were more positive. Despite record high energy costs and improving labor markets, investors became confident that the Fed could keep inflation under control. Continuing its "measured pace" of tightening monetary policy, the Fed raised rates two more times in the second quarter. Confidence that inflation would be restrained was demonstrated by a general decline in interest rates that resulted in a flattening of the yield curve. The high yield sector rebounded later in the second quarter as the markets recovered from the first quarter earnings disappointments and subsequent downgrades of Ford and General Motors (GM). Both the fund and its benchmark provided solid gains for the second quarter.

The fund's year-to-date relative performance was adversely affected by the sell-off in the credit markets, which was triggered by the surprisingly low earnings announcements by GM and Ford. The possibility of GM falling below investment grade pressured its securities and led to concerns about the high yield market's ability to absorb (in an orderly fashion) all of the debt that would potentially fall into the high yield index. Therefore, the fund's large relative weighting in Ford and GM were detrimental to short-term performance. However, we remain confident that the positions that we own are not only providing above market yields, but that there is also an asset value there that more than fully supports our investment. With the uncertainty over Ford and GM's ratings largely resolved, and more importantly their positions within the broader market benchmarks also more concrete as of May, both the investment grade and high yield markets staged significant rallies. The fund's long duration position and yield curve positioning was a clear benefit as rates declined in the second quarter due to the easing of inflation concerns. The fund remained virtually out of the MBS and Treasury market due to the fact that yields in these sectors are below the fund's current yield targets.

WHAT IS YOUR OUTLOOK?


Our outlook for U.S. corporate debt remains less favorable than in 2003 and 2004. This view reflects the continuing risk of monetary tightening by the Fed, and the heightened risk of shareholder-friendly corporate activity that could come at the expense of bondholders. That said, we continue to believe that the earnings prospects for U.S. issuers remain generally supportive of their underlying credit quality. The month of June represents the end of the second full year that the fund has been able to payout a consistent monthly dividend. In order to maintain the current dividend, our high yield allocation remains high and its investment holdings are heavily concentrated in long duration corporates that are generally at the lower-end of the investment grade spectrum. In the event it becomes our view that the credit markets are heading for a major downward correction, the current dividend level will be revisited.

The opinions about future economic and market developments expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

THE HARTFORD INCOME SHARES FUND, INC.
Schedule of Investments
July 31, 2005
(000's Omitted)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.5%
--------------------------------------------------------------------------------

Principal                                                                   Market
 Amount                                                                    Value #
---------                                                                  --------
            FINANCE - 0.3%
 $  339     AQ Finance CEB Trust, 8.46%, 8-25-2033 MQ...................   $    336
                                                                           --------
            TRANSPORTATION - 0.2%
    277     Northwest Airlines, Inc., 6.81%, 2-1-2020...................        240
                                                                           --------
            TOTAL ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES (COST
            $588).......................................................   $    576
                                                                           ========

CORPORATE BONDS: INVESTMENT GRADE - 70.5%
--------------------------------------------------------------------------------

Principal                                                                   Market
 Amount                                                                    Value #
---------                                                                  --------
            BASIC MATERIALS - 5.2%
 $  500     Newmont Mining Corp., 8.625%, 5-15-2011.....................   $    589
    300     Olin Corp., 9.125%, 12-15-2011..............................        356
    685     Phelps Dodge Corp., 8.75%, 6-1-2011.........................        806
    250     Phelps Dodge Corp., 9.50%, 6-1-2031.........................        365
  2,000     Union Carbide Corp., 7.75%, 10-1-2096.......................      2,130
  1,000     Westvaco Corp., 8.20%, 1-15-2030............................      1,262
                                                                           --------
                                                                              5,508
                                                                           --------
            CAPITAL GOODS - 1.6%
    170     Briggs & Stratton Corp., 8.875%, 3-15-2011..................        196
  1,250     Tyco International Group S.A., 7.00%, 6-15-2028.............      1,485
                                                                           --------
                                                                              1,681
                                                                           --------
            CONSUMER CYCLICAL - 4.1%
  1,000     Albertson's, Inc., 8.70%, 5-1-2030..........................      1,279
  1,000     Federated Department Stores, Inc., 8.50%, 6-1-2010..........      1,154
    500     May Department Stores Co., 8.50%, 6-1-2019..................        618
  1,000     TRW, Inc., 7.75%, 6-1-2029..................................      1,297
                                                                           --------
                                                                              4,348
                                                                           --------
            ENERGY - 7.1%
    850     Burlington Resources, Inc., 9.125%, 10-1-2021...............      1,159
  1,500     Columbia Energy Group, 7.62%, 11-28-2025....................      1,563
  1,000     ConocoPhillips Holding Co., 6.95%, 4-15-2029................      1,226
    750     Halliburton Co., 5.625%, 12-1-2008..........................        772
  1,000     Occidental Petroleum Corp., 8.45%, 2-15-2029................      1,416
  1,000     Valero Energy Corp., 8.75%, 6-15-2030.......................      1,350
                                                                           --------
                                                                              7,486
                                                                           --------
            FINANCE - 21.0%
  1,000     CNA Financial Corp., 7.25%, 11-15-2023......................      1,084
  1,000     EOP Operating L.P., 7.50%, 4-19-2029........................      1,167
  1,000     ERAC USA Finance Co., 8.00%, 1-15-2011 M....................      1,136
  3,000     Farmers Exchange Capital, 7.20%, 7-15-2048 M................      3,157
  6,250     Ford Motor Co., 6.375%, 2-1-2029............................      4,821
  5,650     General Motors Acceptance Corp., 8.00%, 11-1-2031...........      5,481
    500     Household Finance Corp., 7.00%, 5-15-2012...................        557
    250     Liberty Mutual Group, 7.00%, 3-15-2034 M....................        256
  1,000     Mony Group, Inc., 8.35%, 3-15-2010..........................      1,137
  1,000     ReliaStar Financial Corp., 8.00%, 10-30-2006................      1,039
  1,000     Spieker Properties, Inc., 7.50%, 10-1-2027..................      1,169
  1,000     Travelers Property Casualty Corp., 7.75%, 4-15-2026.........      1,217
                                                                           --------
                                                                             22,221
                                                                           --------
            SERVICES - 11.8%
  1,000     Belo Corp., 7.25%, 9-15-2027................................      1,066
    750     Clear Channel Communications, Inc., 7.65%, 9-15-2010........        801
  1,000     Comcast Cable Communications, Inc., 8.50%, 5-1-2027.........      1,308
  1,000     Cox Enterprises, Inc., 8.00%, 2-15-2007 M...................      1,047
    750     Electronic Data Systems Corp., 7.45%, 10-15-2029............        787
  1,000     FedEx Corp., 7.84%, 1-30-2018...............................      1,178
  1,000     Hearst-Argyle Television, Inc., 7.00%, 1-15-2018............      1,074
    750     Hilton Hotels Corp., 8.25%, 2-15-2011.......................        855
  1,500     News America Holdings, Inc., 8.875%, 4-26-2023..............      1,952
  1,250     Park Place Entertainment Corp., 8.50%, 11-15-2006...........      1,312
    500     USA Networks, Inc., 6.75%, 11-15-2005.......................        503
    500     USA Waste Management, Inc., 7.125%, 12-15-2017..............        568
                                                                           --------
                                                                             12,451
                                                                           --------
            TECHNOLOGY - 11.6%
  1,500     AT&T Wireless Services, Inc., 8.75%, 3-1-2031...............      2,072
  1,500     Cox Communications, Inc., 6.80%, 8-1-2028...................      1,623
  1,000     Raytheon Co., 7.20%, 8-15-2027..............................      1,216
    250     Sprint Capital Corp., 6.00%, 1-15-2007......................        255
  1,500     Sprint Capital Corp., 6.875%, 11-15-2028....................      1,695
  1,500     Tele-Communications, Inc., 9.80%, 2-1-2012..................      1,872

2
The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------


Principal                                                                   Market
 Amount                                                                    Value #
---------                                                                  --------
 $  400     TELUS Corp., 8.00%, 6-1-2011................................   $    462
    700     Time Warner Companies, Inc., 6.625%, 5-15-2029..............        768
  1,800     Time Warner Entertainment Co. L.P., 8.375%, 7-15-2033.......      2,360
                                                                           --------
                                                                             12,323
                                                                           --------
            TRANSPORTATION - 4.5%
  2,500     American Airlines, Inc., 7.86%, 10-1-2011...................      2,667
  1,000     Continental Airlines, Inc., 7.92%, 5-1-2010.................      1,025
  1,000     Norfolk Southern Corp., 8.625%, 5-15-2010...................      1,154
                                                                           --------
                                                                              4,846
                                                                           --------
            UTILITIES - 3.6%
    419     American Electric Power Co., Inc., 6.125%, 5-15-2006........        424
  1,000     CMS Panhandle Holding Co., 7.00%, 7-15-2029.................      1,168
    750     FirstEnergy Corp., 6.45%, 11-15-2011........................        807
  1,400     TXU Corp., 6.375%, 6-15-2006................................      1,421
                                                                           --------
                                                                              3,820
                                                                           --------
            TOTAL CORPORATE BONDS: INVESTMENT GRADE (COST $61,574)......   $ 74,684
                                                                           ========

CORPORATE BONDS: NON-INVESTMENT GRADE - 25.7%
--------------------------------------------------------------------------------

Principal                                                                   Market
 Amount                                                                    Value #
---------                                                                  --------
            BASIC MATERIALS - 2.9%
 $1,000     Abitibi-Consolidated, Inc., 8.85%, 8-1-2030.................   $    975
    750     Equistar Chemicals L.P., 10.125%, 9-1-2008..................        825
    500     Hercules, Inc., 11.125%, 11-15-2007.........................        565
    235     Nova Chemicals Corp., 7.00%, 5-15-2006......................        238
    250     Stone Container Corp., 9.75%, 2-1-2011......................        263
    163     United States Steel Corp., 10.75%, 8-1-2008.................        183
                                                                           --------
                                                                              3,049
                                                                           --------
            CAPITAL GOODS - 1.7%
    525     Bombardier, Inc., 6.75%, 5-1-2012 M.........................        512
  1,250     Bombardier, Inc., 7.45%, 5-1-2034 M.........................      1,088
    200     Jorgensen (Earle M.) Co., 9.75%, 6-1-2012...................        217
                                                                           --------
                                                                              1,817
                                                                           --------
            CONSUMER CYCLICAL - 1.8%
    500     Delhaize America, Inc., 9.00%, 4-15-2031....................        624
    120     Dillard's, Inc., 6.625%, 1-15-2018..........................        113
     85     Dillard's, Inc., 7.13%, 8-1-2018............................         83
    225     Navistar International Corp., 9.375%, 6-1-2006..............        232
  1,000     Toys R Us, Inc., 7.375%, 10-15-2018.........................        808
                                                                           --------
                                                                              1,860
                                                                           --------
            ENERGY - 0.5%
    500     Williams Companies, Inc., 7.125%, 9-1-2011..................        545
                                                                           --------
            FINANCE - 0.8%
    100     IPC Acquisition Corp., 11.50%, 12-15-2009...................        108
    750     Qwest Capital Funding, Inc., 6.50%, 11-15-2018..............        619
    115     Western Financial Bank, 9.625%, 5-15-2012...................        125
                                                                           --------
                                                                                852
                                                                           --------
            HEALTH CARE - 0.2%
    150     United Surgical Partners International, Inc., 10.00%,
            12-15-2011..................................................        165
                                                                           --------
            SERVICES - 3.7%
  1,000     Liberty Media Corp., 8.5%, 07-15-2029.......................      1,020
    250     Mandalay Resort Group, 7.625%, 7-15-2013....................        265
  1,000     MGM Mirage, Inc., 8.50%, 9-15-2010..........................      1,103
    750     Service Corp. International, 6.50%, 3-15-2008...............        769
    750     Starwood Hotels & Resorts Worldwide, Inc., 7.375%,
            5-1-2007....................................................        780
                                                                           --------
                                                                              3,937
                                                                           --------
            TECHNOLOGY - 9.6%
  1,750     AT&T Corp., 9.75%, 11-15-2031...............................      2,266
    675     Charter Communications Holdings LLC, 10.00%, 5-15-2011......        528
    260     Charter Communications Holdings LLC, 8.25%, 4-1-2007........        261
    500     Citizens Communications Co., 9.00%, 8-15-2031...............        528
    750     Dobson Communications Corp., 10.875%, 7-1-2010..............        784
    250     Level 3 Communications, Inc., 11.00%, 3-15-2008.............        220
    595     Level 3 Communications, Inc., 11.25%, 3-15-2010.............        461
    145     Level 3 Communications, Inc., 9.125%, 5-1-2008..............        119

                                                                               3
The accompanying notes are an integral part of this financial statement.

THE HARTFORD INCOME SHARES FUND, INC.
Schedule of Investments
July 31, 2005
(000's Omitted)

CORPORATE BONDS: NON-INVESTMENT GRADE - CONTINUED
--------------------------------------------------------------------------------


Principal                                                                   Market
 Amount                                                                    Value #
---------                                                                  --------
 $1,500     Lucent Technologies, Inc., 6.45%, 3-15-2029.................   $  1,350
     99     MCI, Inc., 6.91%, 5-1-2007..................................        100
     99     MCI, Inc., 7.69%, 5-1-2009..................................        103
     85     MCI, Inc., 8.735%, 5-1-2014.................................         96
    650     Nortel Networks Corp., 6.875%, 9-1-2023.....................        619
    650     Nortel Networks Ltd., 6.125%, 2-15-2006.....................        652
    100     PanAmSat Corp., 6.875%, 1-15-2028...........................         95
    100     Qwest Corp., 6.875%, 9-15-2033..............................         87
    270     Rogers Cable, Inc., 6.25%, 6-15-2013........................        271
    500     Rogers Cable, Inc., 8.75%, 5-1-2032.........................        580
  1,000     Rogers Wireless, Inc., 9.75%, 6-1-2016......................      1,215
                                                                           --------
                                                                             10,335
                                                                           --------
            TRANSPORTATION - 1.5%
    170     CP Ships Ltd., 10.375%, 7-15-2012...........................        191
  1,200     Delta Air Lines, Inc., 10.50%, 4-30-2016 V..................        575
    500     Delta Air Lines, Inc., 7.57%, 5-18-2012.....................        465
    500     NWA Trust, 13.875%, 6-21-2008 V.............................        335
                                                                           --------
                                                                              1,566
                                                                           --------
            UTILITIES - 3.0%
    115     Calpine Corp., 7.875%, 4-1-2008.............................         81
    310     Calpine Corp., 8.50%, 2-15-2011.............................        215
  1,000     El Paso Corp., 8.05%, 10-15-2030............................      1,025
    720     Sierra Pacific Power Co., 8.00%, 6-1-2008...................        770
  1,000     TECO Energy, Inc., 7.20%, 5-1-2011..........................      1,085
                                                                           --------
                                                                              3,176
                                                                           --------
            TOTAL CORPORATE BONDS: NON-INVESTMENT GRADE (COST
            $27,130)....................................................   $ 27,302
                                                                           ========

U.S. GOVERNMENT AGENCIES - 0.6%
--------------------------------------------------------------------------------

Principal                                                                   Market
 Amount                                                                    Value #
---------                                                                  --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.1%
 $   14     9.00% 2022..................................................   $     15
     37     10.50% 2017.................................................         42
     18     11.25% 2010.................................................         20
     12     11.50% 2015.................................................         14
     31     11.75% 2010.................................................         34
                                                                           --------
                                                                                125
                                                                           --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.3%
    105     8.00% 2024-2025.............................................        113
     72     10.50% 2017-2020............................................         81
     71     11.00% 2011-2018............................................         78
     16     12.00% 2014.................................................         17
     25     12.50% 2015.................................................         28
                                                                           --------
                                                                                317
                                                                           --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.2%
     99     9.00% 2021..................................................        109
     77     9.50% 2020..................................................         86
                                                                           --------
                                                                                195
                                                                           --------
            TOTAL U.S. GOVERNMENT AGENCIES (COST $594)..................   $    637
                                                                           ========

COMMON STOCK - 0.7%
--------------------------------------------------------------------------------

                                                                         Market
Shares                                                                  Value #
------                                                                  --------
         CONSUMER CYCLICAL - 0.0%
    1    Hosiery Corp. of America, Inc. Class A  -- V................   $     @@
                                                                        --------
         TECHNOLOGY - 0.7%
    2    Global Crossing Ltd.  -- ...................................         28
   13    MCI, Inc....................................................        329
    7    McLeod USA, Inc. (Warrants) V -- ...........................         @@
    5    NTL, Inc.  -- ..............................................        335
                                                                        --------
         TOTAL COMMON STOCK (COST $381)..............................   $    692
                                                                        --------
         TOTAL INVESTMENTS IN SECURITIES (COST $90,267) O............   $103,891
                                                                        ========

4
The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

   Market value of investments in foreign securities represents 6.44% of total net assets at July 31, 2005.

   The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Fund's Board of Directors at July 31, 2005, was $ @@, which represents 0.00% of total net assets.

 -- Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

 O At July 31, 2005, the cost of securities for federal income tax purposes is $90,325 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation.....................................  $15,309
   Unrealized depreciation.....................................   (1,743)
                                                                 -------
   Net unrealized appreciation.................................  $13,566
                                                                 -------

 # See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 V The following securities are considered illiquid. Securities identified below as 144A are securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to qualified institutional buyers (as defined under Section
     144A of the Securities Act of 1933).

PERIOD ACQUIRED   SHARES/PAR   SECURITY                                                       COST BASIS
---------------   ----------   --------                                                       ----------
     1996           $1,200     Delta Air Lines, Inc. due 2016..............................     $1,394
     1994                1     Hosiery Corp. of America, Inc. Class A -- 144A..............          8
     2002                7     McLeod USA (Warrants).......................................          4
     1995           $  500     NWA Trust due 2008..........................................        500

     The aggregate value of these securities at July 31, 2005 was $910, which represents 0.86% of total net assets.

 M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other qualified institutional buyers (as defined under Section 144A of the Securities Act of 1933). Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at July 31, 2005, was $7,532, which represents 7.10% of total net assets.

 Q Variable rate securities; the yield reported is the rate in effect at July 31, 2005.

@@ Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

(UNAUDITED)
DISTRIBUTION BY CREDIT QUALITY
AS OF JULY 31, 2005

RATING                        PERCENTAGE OF HOLDINGS*
-----------------------------------------------------
AAA                                     0.6%
A                                       5.7%
BBB                                    65.3%
BB                                     16.6%
B                                       4.8%
CCC                                     2.3%
CC                                      0.8%
NR                                      1.2%
-----------------------------------------------------
TOTAL                                  97.3%
-----------------------------------------------------

* Per the prospectus, split rated bonds are categorized using the highest rating.

                                                                               5
The accompanying notes are an integral part of this financial statement.

THE HARTFORD INCOME SHARES FUND, INC.
Statement of Assets and Liabilities
July 31, 2005
(000's Omitted)

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, as detailed in the accompanying schedule, at market (cost $90,267) (Note 2).............  $103,891
  Cash on deposit with custodian............................       725
  Receivables:
    Investment securities sold..............................         5
    Interest and dividends..................................     2,070
    Other receivables.......................................         4
                                                              --------
TOTAL ASSETS................................................   106,695
                                                              --------
LIABILITIES
  Dividend payable ($0.046 per share).......................       597
  Payable for investment advisory and management fees (Note
    3)......................................................         9
  Accounts payable and accrued expenses.....................        55
                                                              --------
TOTAL LIABILITIES...........................................       661
                                                              --------
NET ASSETS..................................................  $106,034
                                                              ========
COMPOSITION OF NET ASSETS
  Net proceeds of capital stock, par value $.01 per
    share-authorized 15,000 shares; 12,989 shares
    outstanding.............................................  $117,743
  Unrealized appreciation of investments....................    13,624
  Distributions in excess of net investment income..........       (21)
  Accumulated net realized loss from sale of investments....   (25,312)
                                                              --------
TOTAL NET ASSETS............................................  $106,034
                                                              ========
NET ASSET VALUE PER SHARE...................................  $   8.16
                                                              ========

THE HARTFORD INCOME SHARES FUND, INC.
Statement of Operations
For the year ended July 31, 2005
(000's Omitted)

--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
  Interest income...........................................  $ 8,114
                                                              -------
EXPENSES:
  Investment advisory and management fees (Note 3)..........      636
  Legal and auditing fees...................................       62
  Custodian fees............................................        7
  Shareholders' notices and reports.........................       57
  Directors' fees and expenses..............................        2
  Exchange listing fees.....................................       25
  Other.....................................................       15
                                                              -------
  Total expenses............................................      804
                                                              -------
  Fees paid indirectly (Note 3).............................       (7)
                                                              -------
  Total net expenses........................................      797
                                                              -------
NET INVESTMENT INCOME.......................................    7,317
                                                              -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments..........................     (396)
  Net change in unrealized appreciation of investments......    3,275
                                                              -------
NET GAIN ON INVESTMENTS.....................................    2,879
                                                              -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $10,196
                                                              =======

The accompanying notes are an integral part of this financial statement.

THE HARTFORD INCOME SHARES FUND, INC.
Statements of Changes in Net Assets
(000's Omitted)

--------------------------------------------------------------------------------

                                                              For the Year Ended   For the Year Ended
                                                                July 31, 2005        July 31, 2004
                                                              ------------------   ------------------
OPERATIONS:
  Net investment income.....................................       $  7,317             $  7,387
  Net realized loss on investments..........................           (396)              (1,738)
  Net change in unrealized appreciation of investments......          3,275                5,413
                                                                   --------             --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........         10,196               11,062
                                                                   --------             --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................         (7,178)              (7,173)
                                                                   --------             --------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from 3 and 7 shares issued as a result of
    reinvested dividends, respectively......................             23                   59
                                                                   --------             --------
TOTAL INCREASE IN NET ASSETS................................          3,041                3,948
NET ASSETS:
  Beginning of year.........................................        102,993               99,045
                                                                   --------             --------
  End of year...............................................       $106,034             $102,993
                                                                   ========             ========
Distributions in excess of net investment income............       $    (21)            $   (160)
                                                                   ========             ========

The accompanying notes are an integral part of this financial statement.

THE HARTFORD INCOME SHARES FUND, INC.
Notes to Financial Statements
July 31, 2005
($000's Omitted)

--------------------------------------------------------------------------------

1. ORGANIZATION: The Hartford Income Shares Fund, Inc., ("the fund") is a closed-end diversified management investment company. The primary investment objective of the fund is to seek a high level of current income through investment in a diversified portfolio of debt securities, some of which may be privately placed and some of which may have equity features. Capital appreciation is a secondary objective.

  INDEMNIFICATIONS: Under the fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the fund.

  In addition, the fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these contracts is unknown. However, the fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies of the fund, which are in accordance with U. S. generally accepted accounting principles:

  (a) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are recorded on the trade date. Interest income, including level-yield amortization of premium and discount, is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. For the year ended July 31, 2005, the cost of purchases and proceeds from sales of securities (other than short-term securities) were as follows:

   Cost of purchases excluding U.S. Government
     obligations:                                   $15,377
   Sales proceeds excluding U.S. Government
     obligations:                                   $13,843
   Cost of purchases for U.S. Government
     obligations:                                   $ 2,474
   Sales proceeds for U.S. Government obligations:  $ 3,658

  (b) SECURITY VALUATION -- Debt securities (other than short-term obligations) held by the fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from an approved quotation system in accordance with procedures established by the fund's Board of Directors. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Short term investments with a maturity of 60 days or less are valued at amortized cost.

  Equity securities are valued at the last sales price or official closing price reported on the principal securities exchange on which such securities are traded (domestic or foreign) or on the principal over-the counter market on which such securities are traded, as of the close of business on the day the securities are being valued. If no sale took place on a particular day, then such securities are valued at the mean between the bid and asked prices. For securities traded on the NASDAQ National Market System, the fund utilizes the NASDAQ Official Closing Price, which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. The difference between cost and market value for debt and equity securities is recorded on the Statement of Operations and accumulated in net assets.

  The fund generally uses market prices in valuing portfolio securities. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using prevailing exchange rates. If market quotations are not readily available or are deemed unreliable, the fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which the fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, the fund, uses a fair value pricing service approved by the fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of the fund's shares is determined only on business days of the fund, the value of the portfolio securities of the fund that invests in foreign securities may change on days when a shareholder will not be able to trade shares. Fair value pricing is subjective in nature and the use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

  Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from an approved quotation system in accordance with procedures established by the fund's Board of Directors.

  (c) REPURCHASE AGREEMENTS -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the fund's custodian in book entry form in the custodial account of the fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are executed through the fund's custodian in book entry or physical form in the custodial account of the fund. As of July 31, 2005, there were no outstanding repurchase agreements.

  (d) CREDIT RISK -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share

THE HARTFORD INCOME SHARES FUND, INC.
Notes to Financial Statements
July 31, 2005
($000's Omitted)

--------------------------------------------------------------------------------

  price, yield and total return may fluctuate more than with less aggressive bond funds.

  (e) SECURITIES PURCHASED ON A WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. As of July 31, 2005, there were no outstanding when-issued or forward commitments.

  (f) FEDERAL INCOME TAXES -- For federal income tax purposes, the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. On a calendar year basis, the fund is subject to a 4% federal excise tax to the extent it does not distribute substantially all of its net investment income and realized gains, if any.

  Net investment income and net realized gains differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may therefore differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

  On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences mainly attributable to expiration of capital loss carryovers, paid-in-capital and accumulated net realized loss have been decreased by $304. This reclassification did not have any impact on net assets or net asset value per share.

  The tax character of distributions paid for the years ended July 31, 2005 and 2004, was ordinary income in the amounts of $7,178 and $7,173, respectively.

  As of July 31, 2005 the components of accumulated loss on a tax basis are as follows:

                                                  July 31,
                                                    2005
                                                  --------
  Undistributed ordinary income.................  $    576
  Accumulated loss..............................   (25,254)
  Unrealized appreciation.......................    13,566
                                                  --------
  Total accumulated loss........................  $(11,112)
                                                  --------

  The difference between book-basis and tax-basis unrealized appreciation is attributable to tax deferral of wash sales.

  For federal income tax purposes, the fund had capital loss carryovers of $24,684 at July 31, 2005, which, if not offset by subsequent capital gains, will expire in 2007 through 2013 as follows:

  Carryover                                     Year Expires
  ---------                                     ------------
  $  993......................................      2007
   5,416......................................      2008
   5,061......................................      2009
   4,710......................................      2010
   1,710......................................      2011
   5,026......................................      2012
   1,768......................................      2013

  For federal income tax purposes, the fund elected to defer its realized capital losses for the period subsequent to October 31 in the amount of $570. These losses will be recognized on the first day of the next fiscal year.

  (g) RESTRICTED SECURITIES -- At July 31, 2005, investments in securities for the fund included issues that are illiquid. The fund currently limits investments in illiquid securities to 15% of net assets, at market value, at the date of purchase. The aggregate value of such securities at July 31, 2005, was $910, which represents 0.86% of net assets. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included in the 15% limitation specified above.

  (h) DIVIDEND REINVESTMENT PLAN -- The fund intends to distribute income dividends on a monthly basis and capital gains on an annual basis, if any. A shareholder may choose to have his or her dividends and capital gains distributions reinvested in additional whole or fractional shares of the fund. Although reinvested, this distribution will still be taxable. Under this plan, when the market price is greater than the net asset value, the reinvestment price will be the greater of 95 percent of the month-end market price (plus brokerage commissions) or the month-end net asset value. When the market price is less than the net asset value, the reinvestment price will be the market price (plus brokerage commissions) to the extent that shares can be purchased in the open market.

  Shareholders will automatically receive their dividends and capital gains distributions in cash, unless they inform the fund in writing that they desire to have their distributions reinvested in additional shares. This may be done by contacting Hartford Administrative Services Company (See page 14). Notice to initiate or to terminate this plan must be received by Hartford Administrative Services Company 15 days prior to the dividend date for which the change is to become effective.

  (i) USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

3. EXPENSES:

   (a) PAYMENTS TO RELATED PARTIES -- Hartford Investment Financial Services, LLC ("HIFSCO") is the investment adviser for the fund. Investment advisory and management fees are computed at the annual rate of 0.45% for the first $100 million of average monthly net assets and at the annual rate of 0.40% of average monthly net assets over $100 million, plus 2% of investment income.

THE HARTFORD INCOME SHARES FUND, INC.
Notes to Financial Statements
July 31, 2005
($000's Omitted)

--------------------------------------------------------------------------------

  As adviser for the fund, HIFSCO has contracted Hartford Investment Management Company ("Hartford Investment") to provide investment advice and, in general, to conduct the management investment program of the fund, subject to the general control of HIFSCO and the fund's Board of Directors. Pursuant to the sub-advisory agreement, Hartford Investment will regularly provide the fund with investment research, advice and supervision and furnish an investment program consistent with the fund's investment objectives and policies, including the purchase, retention and disposition of securities.

  The Hartford Financial Services Group, Inc. ("The Hartford") and its subsidiaries provide facilities and office equipment and perform certain services for the fund, including fund accounting and financial reporting. Certain officers of the fund are directors and/or officers of HIFSCO, Hartford Investment and/or The Hartford or its subsidiaries. No officer of the fund receives any compensation directly from the fund. Hartford Administrative Services Company ("HASCO"), a wholly owned subsidiary of The Hartford, provides transfer agent services to the fund.

  (b) EXPENSE OFFSET -- The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended July 31, 2005, the custodian fee offset arrangement reduced expenses by $7. The total expense reduction represents an effective annual rate of 0.007% of the fund's average total net assets. This amount is included on the fees paid indirectly line of the Statement of Operations.

  (c) OTHER RELATED PARTY TRANSACTIONS -- For the year ended July 31, 2005, Hartford Fire Insurance Company was reimbursed $@@ for legal expenses on behalf of the fund.

  @@ Due to the presentation of the financial statements in thousands, the dollars round to zero.

THE HARTFORD INCOME SHARES FUND, INC.
Financial Highlights

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS: Selected per share historical data was as follows:

                                                              --------           Year Ended July 31,
                                                              ----------------------------------------------------------
                                                                2005         2004        2003        2002        2001@@@
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................  $   7.93     $   7.63     $  6.66     $  7.95     $   8.17
Operations:
  Net investment income.....................................       .56          .56         .58         .64          .67
  Net realized and unrealized gain (loss) on investments....       .22          .29         .99       (1.29)        (.20)
                                                              --------     --------     -------     -------     --------
Total from operations.......................................       .78          .85        1.57        (.65)         .47
                                                              --------     --------     -------     -------     --------
Distributions to shareholders:
From net investment income..................................      (.55)        (.55)       (.60)       (.64)        (.69)
                                                              --------     --------     -------     -------     --------
Net asset value, end of year................................  $   8.16     $   7.93     $  7.63     $  6.66     $   7.95
                                                              --------     --------     -------     -------     --------
Per share market value, end of year.........................  $   7.88     $   7.33     $  6.99     $  6.80     $   7.94
Total investment return, market value @.....................     15.42%       12.75%      11.63%      (6.72%)      13.55%
Total investment return, net asset value @@.................     10.46%       11.69%      24.36%      (8.75%)       6.18%
Net Assets end of year (000s omitted).......................  $106,034     $102,993     $99,045     $85,772     $101,319
Ratio of gross expenses to average monthly net assets.......       .76%         .82%        .86%        .80%         .77%
Ratio of net expenses (includes fees paid indirectly) to
  average monthly net assets................................       .75%         .82%        .86%        .80%         .77%
Ratio of net investment income to average monthly net
  assets....................................................      6.89%        7.05%       7.93%       8.45%        8.38%
Portfolio turnover rate.....................................        17%          13%         34%         23%          57%

@ Total investment return, market value, is based on the change in market price of a share during the year and assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

@@ Total investment return, net asset value, is based on the change in net asset value of a share during the year and assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

@@@ Effective April 2, 2001, the adviser was changed from Fortis Advisers, Inc.
    to Hartford Investment Financial Services, LLC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE HARTFORD INCOME SHARES FUND, INC.

We have audited the accompanying statement of assets and liabilities of The Hartford Income Shares Fund, Inc. (the fund), including the schedule of investments, as of July 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through July 31, 2002, were audited by other auditors whose report, dated September 6, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Income Shares Fund, Inc. at July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                             -s- Ernst & Young LLP

Minneapolis, Minnesota
September 1, 2005

DIRECTORS AND OFFICERS (UNAUDITED)

The Board of Directors elects officers who are responsible for the day-to-day operations of the fund. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the fund pursuant to the Investment Company Act of 1940. Each officer and two of the fund's directors, as noted in the chart below, are "interested" persons of the fund. Except for Mr. Znamierowski and Ms. Jaffee, each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 80 funds. Mr. Znamierowski oversees 62 funds and serves as a director only for The Hartford Mutual Funds, Inc. and Hartford Series Fund, Inc. Ms. Jaffee oversees 63 funds and serves as a director only for The Hartford Income Shares Fund, Inc., The Hartford Mutual Funds, Inc. and Hartford Series Fund, Inc. Correspondence may be sent to directors and officers c/o Secretary, The Hartford Income Shares Fund, Inc., P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the fund and date first elected or appointed, principal occupation, and, for directors, other directorships held.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 59) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. In 2003, Mr. Birdsong became an independent director of The Japan Fund; during his employment with Scudder, he was an interested director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

ROBERT M. GAVIN, JR. (age 65) Director since 1986, Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 60) Director since 2002, Chairman of the Nominating Committee
     Mr. Hill is Partner Emeritus and a founding partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies. Mr. Hill is also a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses.

SANDRA S. JAFFEE (age 63) Director since 2005
     Ms. Jaffee is Chief Executive Officer of Searchspace Group, a leading provider of compliance/regulatory technology to financial institutions. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995-2003).

PHILLIP O. PETERSON (age 60) Director since 2000, Chairman of the Audit
Committee
     Mr. Peterson is a mutual fund industry consultant. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds. Mr. Peterson was a partner of KPMG LLP until July 1999.

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 47) Director since 2002
     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001 and Chief Operating Officer in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors").

LOWNDES A. SMITH (age 65) Director since 2002, Co-Chairman of the Investment Committee
     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Company from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

OTHER OFFICERS

DAVID M. ZNAMIEROWSKI (age 45) President since 2001
     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment") and Executive Vice President and Chief Investment Officer of Hartford Life and Executive Vice President and Chief Investment Officer of The Hartford. Mr. Znamierowski is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors.

WILLIAM H. DAVISON, JR. (age 48) Vice President since 2002
     Mr. Davison is a Managing Director and Director of the Funds Management Group of Hartford Investment. Mr. Davison is also a Senior Vice President of HIFSCO and HL Advisors.

TAMARA L. FAGELY (age 47) Vice President, Controller and Treasurer since 1993
     Ms. Fagely has been a Vice President of Hartford Administrative Services Company (HASCO) since 1998. Prior to 1998, she was Second Vice President of HASCO. Ms. Fagely is a Vice President of Hartford Life Insurance Company where she served as Assistant Vice President from December 2001 through March 2005. In addition, she is Controller of HIFSCO.

MARY JANE FORTIN (age 40) Vice President since 2003
     Ms. Fortin is Senior Vice President and Director of Mutual Funds and 529 Programs for Hartford Life Insurance Company. She also serves as Vice President of HL Advisors and HIFSCO. Previously, Ms. Fortin served as Senior Vice President and Chief Accounting Officer of Hartford Life.

GEORGE R. JAY (age 53) Vice President since 2001, Chief Compliance Officer since 2004
     Mr. Jay serves as Assistant Vice President of Hartford Life Insurance Company. In addition, he serves as Controller of HL Advisers. He also serves as Chief Broker-Dealer Compliance Officer for HIFSCO.

STEPHEN T. JOYCE (age 46) Vice President since 2001
     Mr. Joyce currently serves as Senior Vice President and Director of the Institutional Solutions Group for Hartford Life Insurance Company. Mr. Joyce is also Senior Vice President of HL Advisors. Previously, he served as Vice President (1997-1999) and Assistant Vice President (1994-1997) of Hartford Life Insurance Company.

DAVID N. LEVENSON* (age 39) Vice President since 2001
     Mr. Levenson served as Senior Vice President of Hartford Life Insurance Company's Retail Product Management Group and was responsible for all retail product management. Mr. Levenson was also a Senior Vice President of HIFSCO and HL Advisors. Currently, Mr. Levenson serves as Managing Director of Hartford Investment Management.

EDWARD P. MACDONALD (age 38) Vice President and Secretary since 2005
     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was with Prudential Financial (formerly American Skandia Investment Services, Inc.) where he served as Chief Counsel, Investment Management (July 2002 to March 2005); Senior Counsel, Securities (September 2000 to June 2002); Counsel (December 1999 to August 2000); and Senior Associate of Counsel (April 1999 to December
     1999).

DENISE A. SETTIMI (age 44) Vice President since 2005
     Ms. Settimi currently serves as Assistant Vice President Securities Operations of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 43) Vice President since 2001
     Mr. Walters serves as Executive Vice President and Director of the Investment Products Division of Hartford Life Insurance Company. He is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.

INVESTMENT ADVISER                             Hartford Investment Financial Services, LLC
                                               P.O. Box 1744, Hartford, CT 06144-1744
DIVIDEND DISBURSING AGENT                      Hartford Administrative Services Company
                                               P.O. Box 64387, St. Paul, MN 55164
REGISTRAR                                      Wells Fargo Bank, N.A.
                                               Minneapolis, Minnesota
CUSTODIAN                                      State Street Bank and Trust Company
                                               Boston, Massachusetts
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM  Ernst & Young LLP
                                               Minneapolis, Minnesota

MARKET PRICE    The Hartford Income Shares Fund, Inc. is listed on
                the New York Stock Exchange with the Ticker symbol
                "HSF". The market price is carried daily in the financial pages of most newspapers and carried on Monday in the "Closed-End Funds" table which sets forth on a per share basis the previous week's net asset value, market price and the percentage difference between net asset value and market price for the fund under the name "HrtfrdIncoFd".

* Mr. Levenson resigned effective July 1, 2005.

SHAREHOLDER MEETING RESULTS (UNAUDITED)

Shareholders of The Hartford Income Shares Fund, Inc. (the "fund") addressed and approved the following proposals at an annual meeting held on December 15, 2004.

1. To elect the following seven nominees:

                                                                 For       Withhold
                                                              ----------   --------
Lynn S. Birdsong............................................  10,895,079   184,227
Robert M. Gavin, Jr. .......................................  10,908,366   170,940
Duane E. Hill...............................................  10,882,487   196,818
Phillip O. Peterson.........................................  10,898,243   181,063
Millard H. Pryor, Jr. ......................................  10,896,779   182,527
Thomas M. Marra.............................................  10,905,177   174,128
Lowndes A. Smith............................................  10,901,929   177,376

2. To ratify the selection by the Board of Directors of the fund of Ernst & Young LLP as independent registered public accounting firm for the Company for the fiscal year ended July 31, 2005.

   For       Against   Abstain
----------   -------   -------
10,904,416   75,056    99,833

IMPORTANT TAX INFORMATION (UNAUDITED)

Shareholders will receive notification in January 2006 of the percentage applicable to the preparation of their 2005 income tax returns.
MONTHLY DIVIDENDS PAID

DATE                                                              AMOUNT
----                                                           -------------
August 2004.................................................   $0.046 Income
September 2004..............................................    0.046 Income
October 2004................................................    0.046 Income
November 2004...............................................    0.046 Income
December 2004...............................................    0.046 Income
January 2005................................................    0.046 Income
February 2005...............................................    0.046 Income
March 2005..................................................    0.046 Income
April 2005..................................................    0.046 Income
May 2005....................................................    0.046 Income
June 2005...................................................    0.046 Income
July 2005...................................................    0.046 Income
                                                               -------------
                                                                0.552 Income

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

A) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

A) PERSONAL FINANCIAL INFORMATION; and

B) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company, Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

                                     UNDERWRITTEN AND DISTRIBUTED THROUGH
                                     Hartford Investment Financial Services, LLC
                                     200 Hopmeadow Street
                                     Simsbury, CT 06070

                                     INVESTMENT MANAGER
                                     Hartford Investment Financial Services, LLC
                                     200 Hopmeadow Street
                                     Simsbury, CT 06070

                                     INVESTMENT SUB-ADVISOR
                                     Hartford Investment Management Company
                                     55 Farmington Avenue
                                     Hartford, CT 06105









--------------------------------------------------------------------------------

THE HARTFORD INCOME SHARES FUND, INC.                              PRESORTED
P.O. Box 64387                                                     STANDARD
St. Paul, MN 55164-0387                                        U.S. POSTAGE PAID
                                                                FARMINGDALE, NY
                                                                 PERMIT NO. 225















                                                             [THE HARTFORD LOGO]
                                                                    Mutual Funds


HTFDINC-8-05        Printed in U.S.A. (C) 2005 The Hartford, Hartford, CT 06115

ITEM 2. CODE OF ETHICS.

         Registrant has adopted a code of ethics that applies to Registrant's principal executive officer, principal financial officer and controller which is attached as an exhibit.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees: $25,000.00 for the fiscal year ended July 31, 2004; $33,000.00 for the fiscal year ended July 31, 2005.

     (b) Audit Related Fees: No fees were billed by E+Y for professional services rendered that are related to the audit of the Company's annual financial statements but not reported under "Audit-Fees" above for the fiscal years ended July 31, 2004 and 2005. Aggregate fees in the amount of $37,500.00 for the fiscal year ended July 31, 2004 and $39,000.00 for the fiscal year ended July 31, 2005 were billed by E+Y to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, relating to the operations and financial reporting of the Company. These fees relate to an annual review of internal controls, as required by regulation, for HASCO, an affiliate which provides transfer agency services to the Company and over 40 other mutual funds in the Hartford Fund family.

     (c) Tax Fees: The aggregate fees billed by E+Y for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended July 31, 2004 and 2005 were $2,550.00 and $3,000.00, respectively. No fees were billed by E&Y for such services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Company and subject to pre-approval by the Audit Committee for the fiscal years ended July 31, 2004 and 2005.

     (d) All Other Fees: $0 for the fiscal years ended July 31, 2004 and July 31, 2005.

     (e)(1) A copy of the Audit Committee's pre-approval policies and procedures is attached as an exhibit.

     (e)(2) One hundred percent of the services described in items 4(a) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

     (f) None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the year ended July 31, 2005 were attributed to work performed by persons other than the principal accountant's full-time permanent employees.

     (g) Non-Audit Fees: $40,550.00 for fiscal year ended July 31, 2004; $42,000.00 for fiscal year ended July 31, 2005.

     (h)  N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Registrant has a separately designated standing Audit committee comprised of all independent directors. The members of the Audit Committee are listed below:

Lynn S. Birdsong
Robert M. Gavin
Duane E. Hill
Sandra S. Jaffee
Phillip O. Peterson

ITEM 6. SCHEDULE OF INVESTMENTS

         The Schedule of Investments is included as part of the annual report filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Registrant has delegated the authority to vote proxies to Hartford Investment Management Company, registrant's sub-adviser. The policies of Hartford Investment Management Company are attached as an exhibit.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not required for this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

INCOME SHARES FUND

                           Total                Average            Shares purchased           Maximum number
      Period               SHARES              Price Paid          as part of public        of shares that may
                         PURCHASED             per share            announced plan           yet be purchased
-----------------------------------------------------------------------------------------------------------------
     8/2/2004              12,413                7.4110                    0                        0

     9/1/2004              12,337                7.6188                    0                        0

    10/1/2004              11,985                7.7591                    0                        0

    11/1/2004              11,789                7.8886                    0                        0

    12/1/2004              12,059                7.6287                    0                        0

    12/31/2004             11,911                7.7239                    0                        0

     2/1/2005              11,785                7.8060                    0                        0

     3/1/2005              11,820                7.7830                    0                        0

     4/1/2005              12,100                7.5207                    0                        0

     5/2/2005              12,007                7.5785                    0                        0

     6/1/2005              11,666                7.7998                    0                        0

     7/1/2005              11,578                7.8594                    0                        0
                                                                 ----------------------   -----------------------

      Total               143,450                                          0                        0

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the policy was last filed in response to this requirement.


ITEM 11. CONTROLS AND PROCEDURES.

         (a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

         (b) There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

                    12(a)(1)   Code of Ethics

                      (a)(2)   Proxy Voting Policy

                      (a)(3)   Audit Committee Pre-Approval Policies and
                               Procedures

                      (a)(4) Section 302 certifications of the principal executive officer, and principal financial officer of Registrant.

                      (b)      Section 906 certification

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        THE HARTFORD INCOME SHARES FUND, INC.

Date: September 9, 2005


                                        By: /s/David M. Znamierowski
                                            ------------------------
                                            David M. Znamierowski
                                            Its: President


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



Date:  September 9, 2005                By: /s/David M. Znamierowski
                                            ------------------------
                                            Its: President


Date: September 9, 2005                 By: /s/Tamara L. Fagely
                                            ---------------------
                                            Tamara L. Fagely
                                            Its: Vice President, Controller and
                                            Treasurer

                                  EXHIBIT LIST


                 12(a)(1)   Code of Ethics

                 12(a)(2)   Proxy Voting Policy

                 12(a)(3)   Audit Committee Pre-Approval Policies and Procedures

99.CERT          12(a)(4)   Certifications

                        (i) Section 302 certification of principal executive
                            officer

                        (ii) Section 302 certification of principal financial
                             officer

99.906CERT       12(b)      Section 906 certification of principal executive
                            officer and principal financial officer